I NVESTOR P RESENTATION Exhibit 99.2 June 2017

DISCLAIMER NO OFFER OR SOLICITATION This presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an off er to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction (as defined below) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jur isdiction in contravention of applicable law. CERTAIN INFORMATION This presentation includes information based on independent industry publications and other sources. Although we believe that th e data presented is reliable, we have not independently veried such information. You should not construe the contents of th is presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the leg al, accounting, business, tax, financial or other matters contained herein. None of Easterly, JHC, nor any of their respective a ff iliates, directors, officers, management, employees, representatives and advisors makes any representation or warranty, express or implied, as to th e accuracy or completeness of any of the information contained herein, or any other information (whether communicated in writ ten or oral form) transmitted or made available to you. Recipients of the this presentation will be deemed to expressly disclaim any an d all liability of any of the foregoing persons relating to or resulting from the use of this presentation or such other info rma tion (including without limitation, any market analysis and financial projections that may be contained herein or provided in connection here wit h) by you or any of your directors, partners, officers, employees, affiliates, agents and representatives. ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication relates to a proposed business combination (the “Proposed Transaction”) between Easterly Acquisition Corp. (“ Easterly”) and JH Capital Group Holdings, LLC (“JH Capital” or “JHC”) and may be deemed to be solicitation material in respec t o f the Proposed Transaction. In connection with the Proposed Transaction, Easterly intends to file with the SEC a preliminary proxy sta tement. When completed, Easterly will mail a definitive proxy statement to its stockholders in connection with Easterly’s sol ici tation of proxies for the special meeting of Easterly stockholders to be held to approve the business combination and related transacti ons . This presentation does not contain all the information that should be considered concerning the Proposed Transaction, inclu din g relevant risk factors that may be included in the proxy statements. It is not intended to provide the basis for any investment decisio n o r any other decision in respect to the Proposed Transaction. Easterly stockholders and other interested persons are advised t o r ead, when available, Easterly’s preliminary proxy statement, the amendments thereto, and the definitive proxy statement (including any doc uments incorporated by reference therein), as these materials will contain important information about JH Capital, Easterly, and the Proposed Transaction. A copy of the denitive proxy statement will be sent when available to all stockholders of Easterly see kin g the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement on ce it is available and other documents led with the SEC by Easterly through the web site maintained by the SEC at www.sec.gov. In add iti on, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from Easterly b y a ccessing Easterly’s website at www.easterlyacquisition.com. PARTICIPANTS IN SOLICITATION Easterly and JH Capital, and their respective directors and executive ofcers, may be deemed participants in the solicitation of proxies of Easterly stockholders in respect of the Proposed Transaction. Information about the directors and executive ofcer s of Easterly and JH Capital and more detailed information regarding the identity of all potential participants, and their direct and indir ect interests, by security holdings or otherwise, will be set forth in Easterly’s preliminary proxy statement, when available. In ve stors may obtain additional information about the interests of such participants by reading such proxy statement. FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward - looking statements may relat e to the proposed business combination between Easterly and JH Capital and any other statements relating to future results, strate gy and plans of Easterly and JH Capital (including certain projections and business trends, and statements which may be identie d b y the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “foreca sts ”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that ce rta in actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward - looking stat ements are based on the opinions and estimates of management of Easterly or JHC, as the case may be, as of the date such stat eme nts are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual resul ts, level of activity, performance or achievements to be materially different from those expressed or implied by such forward - looki ng statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating perform anc e, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is en gaged, management of growth, amount of redemptions, its business strategy and plans, ﬂuctuations in debt purchasing, investigations or enforcement actions by governmental authorities; individual and class action lawsuits, the result of future nancing efforts and its dependence on key personnel. For Easterly, factors include, but are not limited to, the successful combination of Easterly wi th JH Capital’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals an d t o successfully close the transaction. Additional information on these and other factors that may cause actual results and Easterly’s perform anc e to differ materially is included in Easterly’s periodic reports led with the SEC, including but not limited to Easterly’s For m 10 - K for the year ended December 31, 2016 and subsequent Forms 10 - Q. Copies may be obtained by contacting Easterly or the SEC. Readers are caution ed not to place undue reliance upon any forward - looking statements, which speak only as of the date made. These forward - looking statements are made only as of the date hereof, and Easterly undertakes no obligations to update or revise the forwar d - l ooking statements, whether as a result of new information, future events or otherwise, except as required by law. PROJECTIONS Any estimates, forecasts or projections set forth in this presentation have been prepared by JH Capital and/or Easterly manag eme nt in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve signicant elements of subjective judgment and analysis as well as risks (many of which are beyond our control). As such, no representation can be made as to t he attainability of our forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have no t b een audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other fac tor s that could impact our ability to attain our projected results, please see “Forward - Looking Statements” above. USE OF NON - GAAP FINANCIAL MEASURES This communication includes non - GAAP nancial measures. Denitions of these non - GAAP nancial measures and reconciliations of th ese non - GAAP nancial measures to the most directly comparable GAAP nancial measures are included elsewhere in this communication. CONFIDENTIALITY By accepting this presentation, you agree to keep all information contained herein confidential. You hereby agree that any a nd all information relating to the views of Easterly or JHC with respect to the Potential Transaction, including the contemplate d p urchase price; purchase negotiations; sources and uses of funds; transaction structure; financing structures; historical and current financi al performance, financial projections, business operations, assets, competitive positioning, customer and supplier relationships , p ricing strategies and any other written or verbal information provided will remain strictly confidential and under no condition will be communi cat ed to any third - parties. By receiving these materials you hereby agree that (i) you will not disclose the information in these materials in any manner to any possible bidders or investors in the target or to any banks, sources of equity, debt, hybrid or derivative security finan ci ng; (ii) you will not participate in a bid or other Potential Transaction involving the target other than with the parties herein; (iii) you will n ot purchase or sell any securities in Easterly or JHC for so long as any material information remains non - public; (iv) you will not use such information for any competitive, commercial, litigation or other purpose; (v) you will keep the information contained in these materials conf ide ntial. This presentation is not to be reproduced or distributed to any other person and is intended solely for your use. You agree tha t this presentation shall not be reproduced or used for any purpose, nor will this presentation be transmitted to or discusse d w ith any person. Easterly and JHC each reserve the right to require the return of this presentation (together with any copies or extracts ther eof ) at any time. You agree, upon request by Easterly or JHC, to return this presentation and all copies thereof, including any an alysis based on this presentation, in whole or in part, distributed to you and any of your representatives and other agents. You agree that money damages would not be a sufficient remedy for breach of this notice and undertaking, and that in addition to all other remedies available at law or in equity, Easterly and JHC shall be entitled to equitable relief, including injunctio n and specific performance, without proof of actual damages. This notice and undertaking shall be governed by and construed in accordance w ith the law of the State of New York, without regard to principles of conflicts of law.5.95 1

P RESENTER I NTRODUCTIONS 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Management teams are complementary with debt collection, public company, and financial services strategy experts with excellent track records ▪ Co - founder of Easterly LLC ▪ Over $7bn of enterprise value creation in the public markets Darrell Crate Chairman ▪ Managing Principal of Easterly LLC ▪ Over $50bn of executed transaction value in financial services Avshalom Kalichstein Chief Executive Officer & Director ▪ Co - founder of JH Capital ▪ Seasoned entrepreneur with over 30 years of company building experience Douglas Jacobsen Chief Executive Officer ▪ CFO of JH Capital ▪ Has served as CFO of multiple firms, executing over $1.5bn in M&A and capital transactions Glenn Corey Chief Financial Officer 2

I NTRODUCTION TO JH C APITAL G ROUP 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 JH Capital, a leading buyer of distressed debt with complementary collection, settlement, and lending businesses, provides end - to - end solutions throughout the consumer credit lifecycle Collection & Purchasing Services Advocacy & Lending Services Buying Settling Collecting Lending • Selectively buys charged - off consumer debt from lenders at steep discounts • Approved buyer with all top debt sellers • Supports internal debt buying business and collects on behalf of third parties • Nationally licensed agency and mortgage servicer, with capacity for 800+ collectors • Helps consumers negotiate debt reduction with lenders • 125 seasoned consumer advocates • Lends to cured borrowers to repay restructured debt • Provides attractive risk - adjusted returns across JH Capital platform 3

U NIQUE , D IVERSIFIED S PECIALTY F INANCE C OMPANY WITH S IMPLE E CONOMIC M ODEL 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 JH Capital earns an attractive mix of fee and interest income at various stages of the consumer credit lifecycle $5.5bn+ of Purchased Debt Since Inception (Face Value) (1) 2.8x Gross MOIC Since Inception (1) Servicing >25,000 consumers ~20% NIM (2) ~2% Net Loss Rate (2) Simple Economic Model Collected payments Collection Fees Success Fees Interest & Fees Source: JH Capital provided materials. (1) Since 2009. (2) Projected for 2018. Buying Settling Collecting Lending 4

5.2% 4.7% 4.1% 2.6% 1.7% 14.6% 9.7% 5.0% 3.7% 6.3% 5.3% 5.0% 2.9% 2.0% 16.9% 10.9% 8.5% 7.9% ADS SYF COF JPM AXP WRLD RM LC OMF 1Q '16 1Q '17 R OBUST I NDUSTRY F UNDAMENTALS 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Debt buyers are positioned to benefit from positive supply dynamics as consumer credit normalizes ▪ Credit card debt recently topped $1 trillion, returning to pre - Great Recession levels ► Subprime lending reemerging in recent years with lenders increasingly taking on risker borrowers as they look for growth and yield ► Loosening of credit standards and overspending driving a normalization in credit losses Normalization of Credit Creates Supply… …While Positive Macroenvironment Drives Collections Positive Supply Dynamics High Barriers to Entry Outsized Returns 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% Dec-08 Aug-10 Apr-12 Dec-13 Aug-15 Apr-17 Debt - to - Income Unemployment Rate Unemployment Rate Debt-to-Income 4.4% 10.0% Credit Card Lenders Consumer Lenders Net Charge - Off Rate Source: Company filings (1Q 2017 10 - Q), SNL Financial, FactSet , Federal Reserve. Data as of most recent available date. 5

M ARKET E XPECTED TO G ROW S UBSTANTIALLY 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Implied Purchase Amount ($) $1.9 $2.6 $0.8 $0.6 $6.0 $21.5 $29.8 $9.5 $6.2 $67.1 Market Today Re-Entry of Sidelined Sellers Credit Normalization Increase in Credit Card Debt Market Tomorrow Source: Company filings, SNL Financial, Federal Reserve, FactSet . Financial data as of most recent available. (1) Includes BAC, JPM, and WFC. (2) Reflects estimated face value of 2016 charged - off credit card debt less recoveries. (3) Refl ects cumulative face value of charged - off credit card debt less recoveries of BAC, JPM, and WFC since they stopped selling debt to third parties ~4 years ago. (4) Assumes inc rea se in net charge - off rate to 4.6%, based on 30 - year historical average net charge - off rate on credit card loans of the top 100 banks by assets. Assumes no growth in outstandin g credit card receivables. (5) Based on assumed 6.5% annual increase in outstanding debt, equal to the 2015 – 2016 credit card debt growth, and constant 3.17% net charge - off ra te. (6) Assumes all charged - off debt is sold to third parties at a purchase price equal to ~9% of face value (based on average of ECPG and PRAA 2016 purchase price). Market size expected to more than triple when “Big 3” (1) debt sellers come back online and credit normalizes Face Value of Charged - off Credit Card Debt Available for Sale ($ in billions) ▪ Currently sidelined issuers Bank of America, JP Morgan Chase, and Wells Fargo have not been selling charged - off debt for over 4 years, but are expected to return to the market in the near future ▪ Their return will present an opportunity for well - capitalized debt buyers to grow materially overnight ▪ JH Capital is an approved buyer with all current sellers, and is well - positioned with each of the sidelined sellers (2) (3) (4) (5) (6) 6

# INVESTMENT HIGHLIGHTS

| | |
|---|---|
| *Large Market Opportunity* | Ideal time for countercyclical debt buying as credit trends normalize; market expected to more than triple when 3 large, currently dormant sellers come back online |
| *Diversified Product Suite* | Unique end-to-end platform involved at every stage of the distressed credit cycle from default to rehabilitation |
| *Predictable Earnings* | High level of earnings visibility created by contracted forward flow agreements to purchase debt from major financial institutions |
| *Strong Track Record* | Has purchased over $5.5bn face value; collections have averaged 2.8x gross MOIC[(1)] and ~40% gross IRR since Company inception |
| *Compliance-Focused* | Relentless focus on regulatory compliance underpins industry-leading, fully compliant platform with no material issues to date |
| *Proven Team* | Seasoned management team led by successful entrepreneurs with 70+ years of combined experience |
| *Attractively Valued* | 2016 – 2020E revenue CAGR in excess of 40%; offered to market at ~39% discount to PRA Group on Price / 2018E |

Source: JH Capital provided materials, Factset. Market data as of June 29, 2017.
(1) Reflects total estimated collections / portfolio purchases since inception in 2009.

JH CAPITAL GROUP Easterly Acquisition

7

Portfolio Purchases $77 $89 $160 $209 $212 $233 $310 $431 $627 $827 $951 $1,058 2015A 2016A 2017E 2018E 2019E 2020E S TRONG T RACK R ECORD IN D EBT C OLLECTION 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Debt collection and recovery expected to account for ~70% of 2018 revenue Overview Estimated Remaining Collections ▪ Has purchased $5.5bn of face value since inception (1) for less that 6 cents on the dollar on average ▪ Average gross MOIC of 2.8x, ~40% IRR since inception (1) ▪ Buys from leading financial institutions ▪ Collects via in - house and external collection agencies Historical Forecasted Representative Sellers of Debt to JH Capital Source: JH Capital provided materials. * Reflects currently sidelined seller expected to return to the market in the near term, with whom JH Capital is in active di alo gue. (1) Since 2009. * * * ($ in millions) 8

ROATCE 6% 31% 41% 46% 44% Cash Earnings $5 $26 $75 $107 $140 ($10) $2 $50 $88 $125 2016A 2017E 2018E 2019E 2020E $153 $238 $290 $323 $360 $53 $75 $132 $193 $255 $7 $12 $15 $19 $25 $212 $325 $438 $536 $640 2016A 2017E 2018E 2019E 2020E Estimated Remaining Collections $431 $627 $827 $951 $1,058 Estimated Remaining Settlements $45 $59 $58 $74 $87 $120 $168 $302 $396 $492 $157 $233 $460 $575 $688 2016A 2017E 2018E 2019E 2020E $89 $160 $209 $212 $233 $67 $79 $148 $184 $212 $156 $239 $357 $396 $445 2016A 2017E 2018E 2019E 2020E Loan Receivables (2) F INANCIAL H IGHLIGHTS 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Strong investment across platforms is driving balance sheet growth and robust top line performance with attractive returns for investors Strong Investment Across Platforms… …Driving Balance Sheet Growth… …and Robust Top Line Performance… …with Attractive Returns for Investors Originations (1) Purchases Collection Receivables Settlement Receivables Accretion Method Collection Method Revenue ($ in millions) Net Receivables ($ in millions) Net Income ($ in millions) Source: JH Capital provided materials. Note: Figures adjusted for assumed $200mm Easterly Acquisition investment. Cash earnings reflects net income plus depreciatio n a nd amortization. (1) Includes both consumer and commercial loan originations. (2) Includes both consumer and commercial loan receivables. (3) Ref lects accretion revenue CAGR. ($ in millions) 9

2018 E ARNINGS B RIDGE 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 High visibility into earnings growth due to historical purchases, forward flow, and predictive nature of collection curves ~76% of 2018E earnings locked - in via previously purchased debt, debt subject to contractual forward flow purchases, and reduced interest from balance sheet optimization $2.2 $14.5 $12.5 $12.0 $8.9 $50.0 2017E Net Income Debt / Settlements Currently Owned Fixed Price Forward Flow Portfolio Purchases Spot Portfolio Purchases Interest Savings from Balance Sheet Optimization 2018E Net Income ($ in millions) Source: JH Capital provided materials. Note: Figures might not fully add up due to rounding. 10

PEERGROUPOPERATIONALBENCHMARKING JH Capital’s growth and return profile are superior to that of public comparable companies$120 $168 $302 $831 $851 $920 $1,029 $1,110 $1,203 2016A 2017E 2018E 2016A 2017E 2018E 2016A 2017E 2018E Growth ’16A-’18E Revenue Growth ($ in millions)Profitability 2018E ROATCE41% 25% NM JH Capital PRAA ECPG 2018E EBITDA Margin 40% 35% 38% 2018E Net Income Margin 17% 14% 9% Source: JH Capital provided materials, Factset, SNL Financial. Market data as of June 29, 2017. ’18E-’19E Earnings Growth15% 6% JH Capital PRAA ECPG 77%

PEERGROUPVALUATIONBENCHMARKING PRA Group represents a more closely comparable company than Encore Capital8.2x 13.5x 9.7x JH Capital PRAA ECPG ($ in millions) $10 Easterly stock equals 39% discountto PRA 2018E Earnings $50 $127 $109 Source: Company filings, JH Capital provided materials, FactSet, SNL Financial. Market data as of June 29, 2017. (1) Reflects net income + estimated depreciation and amortization. Estimated amortization for JH Capital includes settlement customer acquisition amortization. Price / Earnings P / 2018E Adj. EBITDA FV / 2018E Adj. EBITDA P / Cash 2018E(1)2.1x 3.3x 3.2x JH Capital PRAA ECPG $10 Easterly stock equals 36% discountto PRA 2018E Adjusted EBITDA $278 $1,065 $1,1955.5x 11.7x 7.2x JH Capital PRAA ECPG $10 Easterly stock equals 53% discountto PRA 2018E D&A(1) $25 $21 $37

P RO F ORMA B ALANCE S HEET 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Source: JH Capital provided materials. Note: Totals may not add up due to rounding. Transaction ($ in millions) 3/31/2017 Adjustments Pro Forma Assets Cash and Equivalents $13 $98 $111 Collection Receivables 157 157 Loan and Settlement Receivables 63 63 Intangible Assets 33 33 Other Assets 60 60 Total Assets $325 $423 Liabilities & Equity Senior Debt $227 $227 Subordinated Debt 70 ($70) 0 Other Liabilities 17 17 Equity 11 168 179 Total Liabilities & Equity $325 $423 Memo: ERC $466 $466 Cash / Total Assets 3.9% 26.1% Collection Receivables / Total Assets 48.1 37.0 Leverage Equity / Assets 3.3% 42.2% Debt / Equity 27.8 1.3 Net Debt / Equity 26.6 0.7 13

PRO FORMA OWNERSHIP SUMMARY AND SOURCES & USES OF CASH Share Price Vested Amount $12.00 1.0 $13.00 1.0 $14.00 0.5 # of Shares % of Shares Current JH Capital Shareholders 18.7 45.4% Easterly Public Shareholders 20.0 48.5 Easterly Sponsor 2.5 6.1 Total 41.2 100.0% Anticipated Pro Forma Ownership at Closing(1) (All amounts in millions, except per share amounts) Amount Strike Price Expiration Notes Public 10.00 $11.50 5 Years Redeemable when share price reaches $18.00 Easterly Sponsor 6.75 $11.50 5 Years Non-redeemable Warrants Outstanding Easterly Founder Share Vesting Schedule Sources of Cash Uses of Cash Easterly Cash in Trust $200 Cash to Balance Sheet $98 Repayment of Debt(2) 87 Transaction Fees & Expenses(3) 15 Total Sources of Cash $200 Total Uses of Cash $200 Proposed Sources & Uses of Cash(1) Valuation Market Capitalization $412 ( / ) Total Shares Outstanding 41.2 Price per Share at Close $10.00 Valuation and Share Price at Close 8.2x Implied 2018 P / E Multiple (39% discount to PRA) (1) Assumes no redemptions. (2) Includes ~$8mm of bridge loan fees and ~$9mm of prepayment fees on mezzanine debt. (3) Includes ~$11mm investment banking / capital markets fees and $4mm of other transaction expenses.

I NVESTMENT H IGHLIGHTS 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Large Market Opportunity Diversified Product Suite Predictable Earnings Strong Track Record Compliance - Focused Attractively Valued Proven Team 15

I LLUSTRATIVE T RANSACTION T IMELINE 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Date Event End of June Transaction Announced / File Investor Presentation & Initial Proxy with SEC End of July Receive SEC Comments on Initial Proxy; File Amended Proxy Statement Early September Set Record Date / Shareholder Vote Date Early September Conduct Deal Roadshow Mid September Hold Special Meeting of Easterly Shareholders; Close Deal 16

A PPENDIX

T HE JH C APITAL D IFFERENCE 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 A unique, best - in - breed specialty finance platform with superior returns and growth potential Purchasing Strategy Targeted Consumer Collection Strategy Regulatory Infrastructure Revenue / Earnings Growth (1) Geographic Footprint 58% / 77% 11% / 11% • U.S. only, focused on core competencies • U.S. with focus on expansion in Europe, Latin America, and Asia • Recent portfolio write - downs from international ops • Top 20% of distressed consumers • Demonstrated ability and willingness to pay • All distressed consumers • Sellers of any size; driven by target consumer • Proprietary credit scoring / predictive analytics model • “Bid - to - lose” for access to incremental R&D data • Large sellers / files • Limited analytics around consumer attributes • Short ERC curves (5 – 6 years) • Match consumer files with best - positioned agencies • Limited reliance on a legal channel • Long ERC curves (up to 12 years) • Limited use of opportunistically routing to agencies • 50%+ through legal channel • Robust and nimble compliance infrastructure • No legacy CFPB / regulatory actions • Cumbersome multinational infrastructure • Numerous CFPB / regulatory actions Debt Buying Competitors Source: JH Capital provided materials, company filings. (1) Revenue growth reflects ’17E – ’19E CAGR. Earnings growth reflects ’18E – ’19E year - over - year growth. Debt buying competitor figures reflect averages of ECPG and PRAA. (2) Reflects total estimated collections / portfolio purchases. (3) Average for PRAA (2.0x) and ECPG (1.8x). 3 - YEAR Gross MOIC (2) 2.8x 1.9x (3) 17

5% 10% 20% 40% 80% 160% 320% 640% 1,280% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x IRR Gross MOIC D ISPERSION OF D EBT PURCHASES P ROVIDE G ROWTH O PPORTUNITY 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 JH Capital buys various types of debt from numerous sellers across the distressed debt universe, providing more opportunity for growth than its competitors who focus on large purchases of select asset classes Source: JH Capital provided materials. Product C&D/DSC Consumer Loans Credit Card Participation R&D Purchase Price $0mm $5mm $10mm $15mm >$ 20mm 18

C OLLECTION C URVES H AVE H ISTORICALLY O UTPERFORMED E XPECTATIONS 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 0% 20% 40% 60% 80% 100% 120% 0 8 16 24 32 40 48 56 64 72 80 88 96 Credit Card - Actual DSC/C&D - Actual Consumer - Actual Credit Card - Projected DSC/C&D - Projected Consumer - Projected Projected vs. Actual Collection Curves Months Since Purchase % Collected Source: JH Capital provided materials. 19

S UMMARY H ISTORICAL AND P ROJECTED F INANCIAL H IGHLIGHTS 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Source: JH Capital provided materials. (1) Reflects adjusted EBITDA / collection method revenue. ($ in millions) Actual Projected 2015A 2016A 2017E 2018E 2019E Revenue $73 $120 $168 $302 $396 Operating Expenses 70 87 115 181 222 EBITDA (Accretion Method) 3 34 53 121 174 % Margin 4% 28% 32% 40% 44% Other Expenses ($19) ($43) ($48) ($48) ($42) Taxes -- (0) (3) (24) (43) Net Income (16) (10) 2 50 88 Adjusted EBITDA $46 $71 $118 $278 $353 % Margin 40% 45% 51% 61% 61% ERC $310 $431 $627 $827 $951 ERS 22 45 59 58 74 20 (1)

Net Income $18 $9 $7 $4 $1 $39 EBITDA 32 16 13 7 2 70 Adj. EBITDA 77 40 16 19 17 170 $240 $100 $101 $55 $24 $31 $29 Purchase Price Year 1 Year 2 Year 3 Year 4 Year 5 Total Gross Cash Collections D EBT BUYING E CONOMICS 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Every $100mm of purchasing creates ~$18mm of earnings in year 1 and ~$9mm of earnings in year 2 Source: JH Capital provided materials. JH Capital Illustrative Cash Collection Economics ($ in millions) Gross Cash Collections 21

($ in millions) 2015A 2016A 2017E 2018E 2019E 2020E GAAP Revenue $73 $120 $168 $302 $396 $492 ( + ) Collections Applied to Principal Balance 44 37 65 157 179 196 Collection Method Revenue $116 $157 $233 $460 $575 $688 Collection Revenue GAAP TO N ON - GAAP W ALK 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 EBITDA / Adjusted EBITDA Source: JH Capital provided materials. Note: Numbers may not add up due to rounding. (1) Amount represents gross collections from receivable portfolios less revenue from receivable portfolios, net. ($ in millions) 2015A 2016A 2017E 2018E 2019E 2020E Net Income ($16) ($10) $2 $50 $88 $125 Taxes -- 0 3 24 43 62 Depreciation & Amortization 4 15 24 25 19 16 Interest Expense 15 26 24 21 22 25 Provision for Loan Losses 1 3 1 2 1 1 Other Income / (Expense) (1) (1) (0) (0) (0) (0) EBITDA (Accretion Based) 3 34 53 121 174 228 ( + ) Collections Applied to Principal Balance 44 37 65 157 179 196 Adjusted EBITDA (Cash Collection Based) $46 $71 $118 $278 $353 $424 (1) (1) 22

B ALANCE S HEET O PTIMIZATION 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Source: JH Capital provided materials. JH Capital plans to use ~$70mm of transaction proceeds to pay down all of its mezzanine debt, while restructuring its existing senior debt to more favorable terms Mezzanine Debt Pay Down $69.9 Pre-Transaction Post-Transaction Outstanding Balance ($ in millions) Weighted Average Interest Rate 8.4% 6.3% Pre-Transaction Post-Transaction 2017 Interest Reduction 2018 Interest Reduction 2017 Interest Reduction 2018 Interest Reduction Assumed to be refinanced at the end of 2017 $7.3mm $2.1mm $8.5mm Senior Debt Refinancing 23

JH C APITAL G ROWTH S TRATEGY 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Continued focus on debt buying / collections with growth in settlement / lending platforms allow JH Capital to benefit from current dynamics and capitalize on consumer lifecycle Potential Inorganic Growth Opportunities In addition to strong organic growth across its core businesses, JH Capital can opportunistically pursue the industry’s smaller constituents to augment its scale and strengthen its competitive position Established Infrastructure Capitalize on Core Growth Opportunities Expand Complementary Business Lines Own Borrowers Through Consumer Credit Lifecycle 1 2 3 • Established strong relationships with largest debt sellers across the U.S. • Material investment in comprehensive technology and compliance infrastructure • Developed industry - leading Compliance Management System, fully in line with CFPB, OCC and FTC • Implemented forward flow agreements with sellers • Positioned to capitalize on increased supply through the normalization of credit and return of currently sidelined sellers • Optimized capital structure, augmented by transaction with Easterly Acquisition Corp. • Continue sourcing distressed borrowers through debt settlement business • Grow high margin consumer lending business through offerings to strongest JH Capital customers • Bolster ancillary commercial lending platform • Realize full growth potential by becoming the complete, end - to - end consumer credit platform • Dedicated partner bringing consumers from financial distress, through rehabilitation, and to a brighter financial future Source: Company. 24

C OMPLEMENTARY , H IGH - G ROWTH B USINESS L INES 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 JH Capital leverages its proprietary customer data to offer debt settlement and specialty lending solutions to its customers JH Capital Helps Consumers on the Road to Financial Recovery Help consumer settle debt Consolidate loans Establish payment plan Consumer on successful financial track Y-o-Y Growth -- 102% 31% (1%) 28% 17% $22 $45 $59 $58 $74 $87 2015A 2016A 2017E 2018E 2019E 2020E Debt Settlement ~19% of 2018 revenue Specialty Consumer Lending ~11% of 2018 revenue ▪ Advocates debt settlement solutions for consumers ▪ $1bn in distressed debt settlement since inception (1) ▪ Average settlement at 52% of par ▪ Average commission equal to ~25% of face value Estimated Remaining Settlements ($ in millions) ▪ Specialty lender designed to accelerate restoration of consumer credit ▪ 40 - month average maturity with a ~30% average APR ▪ Annual net credit losses have averaged less than 2% Total NCA Loans Outstanding ($ in millions) Y-o-Y Growth -- 183% 93% 96% 57% 34% $9 $25 $48 $95 $149 $199 2015A 2016A 2017E 2018E 2019E 2020E Source: JH Capital provided materials. (1) Since 2009. (2) Decrease in ERS in 2018 is from an expiring forward flow. Replaced with additional ERC from a direct to c ons umer program. (2) (2) 25

T ARGET B ORROWER & P URCHASING S TRATEGY 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 JH Capital targets borrowers across large and small sellers in the top end of the defaulted borrower matrix that have a stronger prevalence to repay their defaulted debts Target Segment Willingness to Pay Ability to Pay Willingness to Pay 20% 40% 40% ? JH Capital Purchasing Strategy Big Seller P Forward Flow Small Seller P Spot Purchases Defaulted Borrower “Quality” P P Source: Company. 26

C OLLECTION S TRATEGY M AXIMIZES P ROFITABILITY FROM E ACH A CCOUNT 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 JH Capital’s tailored collection strategy is highly flexible and does not rely on traditional “one size fits all” approach Consumer / Agency Matching Limited Legal Channels Collection Agency Support Conservative Collection Curves  Uses proprietary model to opportunistically match each consumer with optimal collection agency  Agencies’ strengths with certain demographics / asset classes are leveraged to maximize collections and customer satisfaction  Does not primarily pursue legal - related charged - off receivables  Focused on customers with stronger willingness to repay and generally avoids costly litigation from suing  Provides financial and strategic support to best agency partners through commercial lending business  Mutually beneficial relationship that ensures continued strength of best partners while contributing to bottom line  Conservatively uses 5 – 6 year collection curves to model out ERC as opposed to the 12 year curves used by competitors  Has historically collected within 2% of initially forecasted collection curve Collection Strategy Source: Company. 27

R EGULATORY C OMPLIANCE I NFRASTRUCTURE 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 JH Capital’s comprehensive compliance infrastructure serves as a significant competitive advantage and barrier to entry Regulatory Compliance Highlights Compliance Organizational Structure Subject to 100+ internal and external audits annually Already implemented procedures in compliance with CFPB rule proposals Strong relationship with regulatory bodies: founding member of CFPB on Compliance Advisory Board Never sells account titles to third party collectors No outstanding legal issues with the regulators 1 Designated teams for debt substantiation, vendor management, licensing compliance, and internal auditing Lower complaint rate relative to peers (complaint volume only ~11% of peers, while ERC ~14% of peers) Debt buying and collection license in all 50 states; consumer lending license in states where applicable P P P P P P P P 2 3 4 5 6 7 8 Compliance Advisory Board Compliance Committee Compliance Team • Composed of executive team and compliance managers who meet quarterly to review and resolve regulatory issues and provide perspectives on industry developments • Promotes a culture where regulatory compliance is an integral part of the organizational DNA • Diverse committee meeting bi - weekly that reviews complaint / audit results and evaluates new proposals for augmenting existing compliance infrastructure • Serves as a liaison between the Compliance Team and the Board • Team of compliance professionals solely responsible for implementation, oversight, and adherence to JH Capital’s Compliance Management System, policies and procedures • Monitors and analyzes current industry publications, regulations and trends Source: Company. 28

POST-ELECTION RALLY HAS CHANGED INDUSTRY OUTLOOK Investor sentiment around expansionary fiscal policy and moderated regulatory burden on financials has led to a substantial rally in consumer finance valuations Implications for Debt Recovery Industry Price Performance Since Election… .. Donald Trump’s election victory is expected to have minimal effect on debt recovery industry in the short-term with more meaningful changes unfolding over the longer term as the new administration executes on its (assumed) pro-business agenda .. However, CFPB will walk a fine line as Trump administration will try to avoid being perceived as too lenient regarding middle-class American protections Short-Term Implications .. Potential resignation of current CFPB director, Richard Cordray – Expected to somewhat shift tone at the top in the pro-business direction while maintaining mission of protecting consumers’ rights .. Substantial rulemaking activity is highly unlikely .. Regular examinations and enforcement actions expected to continue Long-Term Implications .. CFPB is expected to remain relevant force in rulemaking, examination and enforcement across the industry .. Draft rules are expected to be published during 2018 – New rules are expected to focus more on consumer disclosure versus severely restraining and penalizing incumbents – Current proposal on frequency of communication with borrowers is likely to be modified in a business-friendly manner, however “unlimited collection attempt” approach is unlikely – Other provisions of the CFPB notice of proposed rulemaking deemed by the industry participants as overly punitive might also be modified 13.5x 9.7x 12.9x 8.9x 5.8x 5.8x 5.4x 13.3x 9.4x 9.2x 9.1x 6.9x 3.2x 7.6x 5.1x 4.4x 3.9x 4.1x 10.8x 8.3x 8.7x 8.5x PRAA ECPG SC OMF CPSS AXP 114% 40% 64% 58% 46% 18% 7% 25% 12% 7% 3% ECPG PRAA WRLD CACC OMF SC CPSS AXP COF DFS SYF Debt Recovery Non-Prime Specialty Finance Specialty Finance Banks Price appreciation since 11/8/16 Price / 2018E EPS WRLD COF DFS SYF 11/8/16 Current CACC …Has Rerated the Sector Debt Recovery Non-Prime Specialty Finance Specialty Finance Banks Source: JH Capital provided materials, Factset, SNL Financial. Market data as of June 29, 2017. 29

P OSITIONING FOR I MPLEMENTATION OF CFPB P ROPOSED R ULES 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Requirements for Substantiation of Debt Requirements for Information Provided When Debt is Transferred Changes to Validation Notices and Statement of Rights Limits on Collector Communications Rule Proposal  Collector would not be allowed to pursue collections without substantiating the claim in a written form, if defaulted debtor disputed the debt  If validity of debt is disputed by the defaulted borrower, any collection effort that is not based on sufficient evidence on the validity of debt would be prohibited  Sellers must provide comprehensive account information to the debt buyer upon the transfer of ownership of the respective file  Transferring debt that carries unresolved disputes would prohibit receiving collector from attempting to collect  Notice to defaulted borrower would have to contain consumer’s federal rights and “tear - off” features  More stringent requirements and protections for accounts beyond the statute of limitations  Subject to final notice language, which has not yet been provided by CFPB  There would be a cap on the number of communication attempts with the defaulted borrower  CFPB still to define what constitutes a communication attempt (e.g., does voicemail count? Social media?) JH Capital Group’s Current Compliance  Already implemented and in place at JH Capital Group  Already implemented and in place at JH Capital Group  Already implemented and in place at JH Capital Group to the extent defined by CFPB  JH Capital already has very conservative calling programs in place that limit the frequency of calls to customers Likelihood of Implementation Likely Unlikely 1 2 3 4 P P P P Source: JH Capital provided materials.. 30

E ASTERLY HAS S IGNIFICANT E XPERIENCE G ROWING F INANCIAL S ERVICES B USINESSES 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 Public company expertise and specialty finance expertise a natural fit with JH Capital ▪ Co - founded Easterly LLC in September 2009 ▪ Chairman of the Board and co - founder of Easterly Government Properties (NYSE: DEA), a top decile performer among all U.S. REITs ▪ CFO of Affiliated Managers Group (NYSE: AMG) from 1998 to 2011 ▪ During tenure as CFO of AMG: – AUM grew from $50bn to $340bn – Firm valuation grew from $450mm to $6bn ▪ Managing Principal of Easterly LLC ▪ Founded Solel Investment Group LLC in 2011, acquiring over $900mm in specialty finance assets ▪ Managing Director of J.C. Flowers & Co. from 2004 to 2011; focused on consumer and commercial finance, banking and property & casualty insurance investments ▪ Led Shinsei Bank’s corporate development group from 2001 to 2004 Darrell Crate Chairman of the Board of Directors 26+ Years Experience Avshalom Kalichstein Chief Executive Officer and Director 19+ Years Experience Over $7bn of enterprise value creation in the public markets Over $50bn of transaction value in financial services 31

E ASTERLY D EMONSTRATED S UCCESS B UILDING A P LATFORM 36 - 40 - 82 98 - 157 - 209 0 - 189 - 242 74 - 102 - 172 153 - 171 - 199 92 - 100 - 183 151 - 153 - 155 146 - 151 - 207 41 - 127 - 213 During Darrell Crate’s tenure as CFO, Affiliated Managers Group, Inc. stock growth far exceeded that of the S&P 500 Note: Information provided is solely for purposes of illustration of management’s biographies and prior experience. The past or future performance of AMG is not indicative of future performance of Easterly or the combined company following closing of the proposed merger. AMG is a global asset management co mpa ny, which operates through a diverse group of outstanding boutique investment rms. The businesses and operations of Easterly and JH Capital are not comparable to the b usi ness and operations of AMG. 0 100 200 300 400 500 600% AMG S&P AUM grew from $50bn to $340bn Enterprise Value increased from $450mm to $6bn 32

-30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Performance (%) DEA MSCI US REIT (RMZ) Russell 2000 EASTERLY GOVERNMENT PROPERTIES PERFORMANCE Easterly could have priced the Easterly Government Properties (NYSE: DEA) IPO at $16, but chose to price at $15 which has led to continued support for the stock DEA +52.3% Russell +17.9% RMZ -3.3% Note: Pricing as of June 29, 2017; performance inclusive of dividends. Information provided is solely for purposes of illustration of management’s biographies. The past or future performance of DEA is not indicative of future performance of Easterly or the combined company following closing of the proposed merger. DEA is a real estate investment trust and is focused primarily on the acquisition, development and management of Class A commercial properties that are leased to U.S. government agencies through the General Services Administration. The businesses and operations of Easterly and JH Capital are not comparable to the business and operations of DEA. Outperformance Over Russell 2000 of 34.4% Outperformance Over RMZ of 55.6% 33